UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

        May 24, 2024
Date of Report (Date of earliest event reported)

inTEST Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-36117 (Commission File Number)	22-2370659 (I.R.S. Employer Identification No.)

804 East Gate Drive, Suite 200, Mt. Laurel, New Jersey 08054 (Address of Principal Executive Offices, including zip code)

(856) 505-8800 (Registrant's Telephone Number, including area code)

N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	INTT	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.         Entry into a Material Definitive Agreement.

On May 24, 2024, Temptronic Corporation (“Temptronic”), a subsidiary of inTEST Corporation (the “Company”), entered into a Third Amendment to Lease (the “Amendment”) with the BGO TSG 35-41 HAMPDEN OWNER LLC, a Delaware limited liability company (the “Landlord”). The Landlord, as successor in interest to the James Campbell Company, LLC, the successor in interest to the original landlord AMB-SGP Seattle Boston, LLC, and Temptronic are parties to the Commercial Lease Agreement dated October 25, 2010 as amended on March 1, 2011 and as further amended on April 8, 2019 (as amended, the “Lease”).

The Amendment is effective as of May 21, 2024 and extends the term of the Lease for the period commencing on January 1, 2025 and expiring on February 29, 2032 (the “Expiration Date”). The Amendment grants Temptronic the option to renew the term of the Lease for two (2) additional consecutive periods of five (5) years each. In connection with the Amendment, Temptronic is permitted to complete certain improvements and alterations to the facility and Landlord agreed to provide Temptronic with an improvement allowance up to $235,200 towards the cost of such alterations to the premises provided such reimbursement request(s) is made to Landlord by Temptronic prior to July 31, 2025.

Beginning on January 1, 2025 and through the Expiration Date, the scheduled monthly base rent payments under the Lease will be as follows:

Time Period	Monthly Base Rent
January 1, 2025 – December 31, 2025	$73,500.00
January 1, 2026 – December 31, 2026	$75,888.75
January 1, 2027 – December 31, 2027	$78,355.13
January 1, 2028 – December 31, 2028	$80,901.68
January 1, 2029 – December 31, 2029	$83,530.98
January 1, 2030 – December 31, 2030	$86,245.74
January 1, 2031 – December 31, 2031	$89,048.72
January 1, 2032 – February 29, 2032	$91,942.81

The foregoing summary of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.1.

Item 9.01.         Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Third Amendment to Lease dated May 21, 2024 between Temptronic Corporation and BGO TSG 35-41 Hampden Owner LLC
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

inTEST CORPORATION

By:	/s/ Duncan Gilmour
Duncan Gilmour
Chief Financial Officer, Treasurer and Secretary

Date:   May 29, 2024